UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 15, 2011

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13782	25-1615902
(Commission File Number)	(IRS Employer Identification No.)

1001 Airbrake Avenue Wilmerding, Pennsylvania	15148
(Address of Principal Executive Offices)	(Zip Code)

(412) 825-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 22, 2011, Westinghouse Air Brake Technologies Corporation (the “Company”) issued a press release reporting, among other things, the Company’s 2010 fourth quarter and full-year results. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing, and as set forth in Item 8.01 herein.

Item 5.03.	Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

Effective February 15, 2011, the Board of Directors of the Company approved an amendment to Section 5 “Voting” of the Company’s By-laws to clarify that this provision does not apply to the election of directors as the election of directors does not constitute a “question” as referenced in Section 5 that shall be decided by the vote of the holders of a majority of the stock represented and entitled to vote at any meeting. The amended language inserts the following parenthetical in Section 5: “(for the avoidance of doubt, “question” shall not include the election of directors)”.

The foregoing summary of the amendment is qualified in its entirety by reference to the complete text of the Company’s By-laws, as amended and restated effective February 15, 2011, filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01.	Other Events.

On February 22, 2011, the Company issued a press release providing, among other things, earnings guidance for fiscal year 2011. A copy of the press release is attached to this report as Exhibit 99.1 and the second paragraph discussing 2011 guidance is incorporated into this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1 is furnished and a portion thereof is filed (as described in Item 8.01) with this report on Form 8-K.

Exhibit No.	Description

3.1	Westinghouse Air Brake Technologies Corporation Amended and Restated By-laws as of February 15, 2011.

99.1	Press release dated February 22, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/s/ Alvaro Garcia-Tunon
Alvaro Garcia-Tunon
Executive Vice President, Chief Financial Officer and Secretary

Date: February 22, 2011

EXHIBIT INDEX

Number	Description	Method of Filing

3.1	Westinghouse Air Brake Technologies Corporation Amended and Restated By-laws as of February 15, 2011.	Filed herewith.

99.1	Press release dated February 22, 2011.	Filed herewith.